Acquisitions	12 Months Ended
Sep. 30, 2025
Business Combination [Abstract]
Acquisitions

Note 3 — Acquisitions

Entities acquired by the Company during the last three fiscal years have been consolidated into the Company’s results of operations since their respective acquisition dates. These acquisitions, individually and in the aggregate, were not material in any fiscal year. During fiscal year 2025, the Company completed four business acquisitions for an aggregate net consideration of approximately $84,000 in cash, and a potential for additional consideration which may be paid later based on the achievement of certain performance metrics. The majority of the consideration is attributable to the acquisitions of Profinit, a data science and engineering company, and for the telco network engineering business of MOBIA. During fiscal year 2024, the Company completed two business acquisitions for an aggregate net consideration of approximately $84,007 in cash, and a potential for additional consideration which may be paid later based on achievement of certain performance metrics. The vast majority of this amount was paid for the acquisition of Astadia, which specializes in mainframe-to-cloud migration and modernization. During fiscal year 2023, the Company completed three business acquisitions for an aggregate net consideration of approximately $130,318 in cash, and a potential for additional consideration may be paid later based on achievement of certain performance metrics. Among them were the service assurance business of TEOCO and ProCom Consulting, a digital transformation SI services and business consulting company.